Exhibit 4.6


    NUMBER                                                         SHARES

EDT __________                                                   __________

 COMMON STOCK                                                  PAR VALUE $.001
                                                                  PER SHARE

THIS CERTIFICATE IS TRANSFERABLE                             CUSIP 26841E 10 7
   IN NEW YORK, NEW YORK AND                             SEE REVERSE FOR CERTAIN
    JERSEY CITY, NEW JERSEY                              DEFINITIONS AND LEGENDS

                                     [LOGO]

                               E-DENTIST.COM, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that





is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001
                                 PER SHARE, OF

                              E-DENTIST.COM, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Delaware and all of the provisions of the Restated Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                [CORPORATE SEAL]

                                  Dated:

                                  COUNTERSIGNED AND REGISTERED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
/s/            /s/                                (Jersey City, NJ)
PRESIDENT      SECRETARY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                  BY

                                                              AUTHORIZED OFFICER

                                     [LOGO]
                               e-dentist.com, Inc.

     The Corporation is authorized to issue Common Stock, par value $.001 per share, and Preferred Stock, par value $.001 per share. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine the powers, designations, preferences and relative, participating, optional or other rights between classes of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will furnish without charge to each stockholder who so requests a full statement of the foregoing as established from time to time by the Restated Certificate of Incorporation of the Corporation and by any certificate of designations. Any such request shall be made to the Secretary of the Corporation at the offices of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with the right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- ______________ Custodian ______________
                        (Cust)                   (Minor)
under Uniform Gifts to Minors Act ______________
                                      (State)

UNIF TRF MIN ACT --  ______________ Custodian (until age ___)
                         (Cust)
______________ under Uniform Transfers to Minors Act ______________
   (Minor)                                              (State)

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

For  Value  Received,   ____________________________  hereby  sell,  assign  and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to register the transfer of the said shares of Common Stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ________________

                NOTICE
          THE  SIGNATURE(S) TO          X ______________________________________
          THIS ASSIGNMENT MUST                       (SIGNATURE)
          CORRESPOND  WITH THE
          NAME(S)  AS  WRITTEN -->
          UPON THE FACE OF THE          X ______________________________________
          CERTIFICATE IN EVERY                       (SIGNATURE)
          PARTICULAR   WITHOUT
          ALTERATION  OR   ANY          THE SIGNATURE(S) MUST BE GURANTEED BY AN
          CHANGE WHATEVER.              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                        STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GURANTEE PROGRAM), PURSUANT TO S.E.C.
                                        RULE 17Ad-15.

                                        SIGNATURE GURANTEED BY: